LETTER OF TRANSMITTAL

                                PBI CAPITAL TRUST

                              Offer to exchange its

                        8.57% Exchange Capital Securities
            (Liquidation Amount $1,000 per Exchange Capital Security)
           which have been registered under the Securities Act of 1933
                         ("Exchange Capital Securities")

                       for any and all of its outstanding
                        8.57% Original Capital Securities
            (Liquidation Amount $1,000 per Original Capital Security)
                         ("Original Capital Securities")

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.
NEW YORK CITY TIME, ON APRIL 2, 1999, UNLESS THE OFFER IS EXTENDED
(THE "EXPIRATION DATE").  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                 FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION

        By Registered or Certified Mail or By Hand or Overnight Delivery:

                 First Union Trust Company, National Association
                                One Rodney Square
                                 920 King Street
                                    1st Floor
                           Wilmington, Delaware, 19801

                      Confirm by Telephone: (302) 888-7532

                     Facsimile Transmissions: (302) 888-7544
                          (ELIGIBLE INSTITUTIONS ONLY)

           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER
            THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF
             TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET
                FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

           THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY
                 BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of Original Capital Securities (as defined below) if Original Capital Securities are to be forwarded herewith pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering Original Capital Securities" in the Prospectus.

     Holders of Original Capital Securities whose certificates (the "Certificates") for such Original Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to First Union Trust Company, National Association (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus) must tender their Original Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer - Procedures for Tendering Original Capital Securities" in the Prospectus.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
ACCOMPANYING INSTRUCTIONS CAREFULLY.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF ORIGINAL CAPITAL SECURITIES TENDERED

-------------------------------------------------------------------------------------------------------------------
                                                                                    Principal
                                                                                    Amount of          Beneficial
                                                                                    Original           Holders and
                                                                                    Capital            Names in
                                                            Original Capital        Securities         Which such
Please print name and                Certificate            Securities              Tendered (If       Securities
address of Registered Holder         Number(s)              Tendered                Less than          are held
                                                                                    All)(1)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------



            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

-------------------

(1) All Original Capital Securities held shall be deemed rendered unless a lesser number is specified in this column.

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s):
                                       -----------------------------------------
         Window Ticket Number (if any):
                                       -----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------
         Name of Institution which Guaranteed Delivery:
                                                       -------------------------

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OP THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              ------------------------------------------------------------------
         Address:
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to PBI Capital Trust, a trust formed under the laws of Delaware (the "Trust"), and Premier Bancorp, Inc., a Pennsylvania corporation (the "Corporation"), the above described aggregate Liquidation Amount of the Trust's 8.57% Series A Capital Securities (the "Original Capital Securities") in exchange for a like aggregate Liquidation Amount of the Trust's 8.57% Series B Capital Securities (the "Exchange Capital Securities") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated February 8, 1999, (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Original Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation and the Trust in connection with the Exchange Offer) with respect to the tendered Original Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Capital Securities to the Corporation or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Capital Securities to be issued in exchange for such Original Capital Securities, (ii) present Certificates for such Original Capital Securities for transfer, and to transfer the Original Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Original Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE CORPORATION, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT.

     THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Original Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Capital Securities. The Certificate number(s) and the Original Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Original Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Capital Securities than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Original Capital Securities will be returned without expense to the tendering holder, promptly following the expiration or termination of the Exchange offer.

     The undersigned understands that tenders of Original Capital Securities pursuant to any one of the procedures described in "The Exchange Offer - Procedures for Tendering Original Capital Securities" in the Prospectus and in this Letter of Transmittal and the instructions hereto will, upon the Corporation's and the Trust's acceptance for exchange of such tendered Original Capital Securities, constitute a binding agreement between the undersigned, the Corporation and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Corporation and the Trust may not be required to accept for exchange any of the Original Capital Securities tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Capital Securities be issued in the name(s) of the undersigned. If applicable, substitute Certificates representing Original Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the Exchange Capital Securities be delivered to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE CORPORATION OR THE TRUST, (ii) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (iv) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW CAPITAL SECURITIES. BY TENDERING ORIGINAL CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES THAT (a) SUCH ORIGINAL CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (b) SUCH ORIGINAL CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES
ACT). THE CORPORATION AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR ORIGINAL CAPITAL SECURITIES, WHERE SUCH ORIGINAL CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD

ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL CAPITAL SECURITIES FOR ITS OWN ACCOUNT AND AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE CORPORATION OR THE TRUST HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE CORPORATION OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW CAPITAL SECURITIES, THEY SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW CAPITAL SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Capital Securities received in exchange for Original Capital Securities pursuant to the Exchange Offer must notify the Corporation and the Trust, or cause the Corporation and the Trust to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer - Exchange Agent."

     Holders of Original Capital Securities whose Original Capital Securities are accepted for exchange will not receive accrued distributions on such Original Capital Securities for any period from and after the last Distribution Date to which distributions have been paid or duly provided for on such Original Capital Securities prior to the original issue date of the Exchange Capital Securities and the undersigned waives the right to receive any distributions on such Original Capital Securities accrued from and after such Distribution Date.

     Please be advised that the Corporation is registering the Exchange Capital Securities in reliance on the position of the Staff enunciated in Exxon Capital Holdings Corp. (available April 13, 1989), Morgan Stanley & Co. Incorporated (available June 5, 1991), K-m Communications Corporation (available May 14,
1993), Shearman & Sterling (available July 2, 1993) and Brown & Wood LLP (available February 7, 1997). In addition, the Corporation has authorized us to inform you as follows: The Corporation has not entered into any arrangement or understanding with any person to distribute the Exchange Capital Securities to be received in the Exchange Offer and, to the best of the Corporation's information and belief, each person participating in the Exchange Offer is acquiring the Exchange Capital Securities in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Capital Securities to be received in the Exchange Offer. In this regard, the Corporation hereby notifies each person participating in the Exchange Offer that if such person is participating in the Exchange Offer for the purpose of distributing the Exchange Capital Securities to be acquired in the Exchange, such person (a) may not rely on the Staff position enunciated in Exxon Capital or interpretative letters to similar effect and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The Corporation acknowledges that such a secondary resale transaction by such person participating in the Exchange Offer for the purpose of distributing the Exchange Capital Securities should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Corporation or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Original Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDER(S) SIGN HERE
                          (See Instructions 2, 5 and 6)
                   (Please Complete Substitute Form W-9 Below)
      (Note: Signature(s) must be guaranteed if required by Instruction 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates(s) for the Original Capital Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Trust or the Trustee for the Original Capital Securities to comply with the restrictions on transfer applicable to the Original Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

SIGNATURE(S) OF HOLDER(S):
                          -----------------------------------------------------
Dated:
       ------------------------------------------------------------------------
Please Print Name(s):
                     ----------------------------------------------------------
Area Code(s) and Telephone Number(s):
                                     ------------------------------------------
Tax Identification or Social Security Number(s):
                                                -------------------------------

              GUARANTEE OF SIGNATURE(S) (See Instructions 2 and 5)

Authorized Signature:
                      ---------------------------------------------------------
Please Print Name:
                  -------------------------------------------------------------
Date __________, 1999

Capacity or Title:
                  -------------------------------------------------------------
Name of Firm:
             ------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------
                                (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                -----------------------------------------------

           SPECIAL ISSUANCE INSTRUCTIONS (Sec Instructions 1, 5 and 6)

     To be completed ONLY if Exchange Capital Securities are to be issued in the name of someone other than the registered holder of the Original Capital Securities whose name(s) appear(s) above.

Issue:

|_|      Exchange Capital Securities to:
|_|      Original Capital Securities not tendered to:

Name:
      --------------------------------------------------------------------------
                                     (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                    (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5 and 6)

     To be completed ONLY if Exchange Capital Securities are to be sent to someone other than the registered holder of the Original Capital Securities whose name(s) appear(s) above, or to the registered holder(s) at an address other than that shown above.

Mail:

|_|      Exchange Capital Securities to:
|_|      Original Capital Securities not tendered to:

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVER PROCEDURES. This Letter of Transmittal is to be completed if Certificates are to be forwarded herewith. Certificates representing the Original Capital Securities as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

     Holders of Original Capital Securities (i) who cannot deliver their Original Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (ii) whose Original Capital Securities are not immediately available may tender their Original Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Procedures for Tendering Original Capital Securities" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Corporation, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates representing tendered Original Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer - Procedures for Tendering Original Capital Securities" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended ("the Exchange Act") as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither the Corporation nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder of Original Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Original Capital Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Capital Securities" is inadequate, the Certificate number(s) and/or the principal amount of Original Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Original Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Capital Securities which are to be tendered in the box entitled "Principal Amount of Original Capital Securities Tendered." In such case, new Certificate(s) for the remainder of the Original Capital Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Capital Security, promptly after the Expiration Date. All Original Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Capital Securities to be withdrawn, the aggregate principal amount of Original Capital Securities to be withdrawn, and (if Certificates for Original Capital Securities have been tendered) the name of the registered holder of the Original Capital Securities as set forth on the Certificate for the Original Capital Securities, if different from that of the person who tendered such Original Capital Securities. If Certificates for the Original Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Capital Securities tendered for the account of an Eligible Institution. Withdrawals of tenders of Original Capital Securities may not be rescinded. Original Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer - Procedures for Tendering Original Capital Securities."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Corporation and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Corporation, the Trust, any affiliates or assigns of the Corporation and the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Original Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Original Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of Transmittal.

     If any tendered Original Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Trust, in their sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Original Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Capital Securities are to be issued in the name of a person other than the registered holder(s), in which cases signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation, the Trust or the Trustee for the Original Capital Securities may require in accordance with the restrictions on transfer applicable to the Original Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange

Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Capital Securities not exchanged will be returned by mail. See Instruction 4.

     7. IRREGULARITIES. The Corporation and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Capital Securities which determination shall be final and binding on all parties. The Corporation and the Trust reserve the absolute right, in their sole and absolute discretion, to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Corporation and the Trust, be unlawful. The Corporation and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer - Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the rise of other holders. The Corporation's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Corporation, the Trust, any affiliates or assigns of the Corporation, the Trust, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Original Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31 % backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31 % of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Capital Securities. If the Original Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W- 9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. The Corporation and the Trust reserve the absolute right, subject to applicable law, to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Capital Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Capital Securities for exchange.

     Neither the Corporation, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Capital Securities nor shall any of them incur any liability for failure to give any such notice.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Original Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Original Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE
         EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                             TO BE COMPLETED BY ALL
                           TENDERING SECURITY HOLDERS
                               (SEE INSTRUCTION 9)

PAYERS' NAMES: First Union Trust Company, National Association
------------------------------------------------------------------------------------------------------------------
                                            Part I--PLEASE PROVIDE                        Social Security Number
                                            YOUR TAXPAYER                                         or TIN
                                            IDENTIFICATION NUMBER
                                            ("TIN") IN THE BOX AT RIGHT
                                            AND CERTIFY BY SIGNING                                __/__/__
                                            AND DATING BELOW.
                                            ---------------------------------------------------------------------------
                                            Part 2--Check the box if you are NOT subject to backup withholding under the provisions of Section 3408(a)(1)(C) of the Internal
                                            Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all
SUBSTITUTE                                  interest or dividends or (2) the Internal Revenue Service has
Form W-9                                    notified you that you are no longer subject to backup withholding. |_|
                                            ---------------------------------------------------------------------------
                                            CERTIFICATION--UNDER THE                             Part 3
Department of Treasury                      PENALTIES OF PERJURY, I CERTIFY THAT
Internal Revenue Service                    THE INFORMATION PROVIDED ON                     Awaiting TIN |_|
                                            THIS FORM IS TRUE, CORRECT, AND COMPLETE.
Payer's Request for Taxpayer
Identification Number (TIN)                 SIGNATURE                  DATE
                                            ---------------------------------------------------------------------------
                                            Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)
                                            ---------------------------------------------------------------------------
                                            Address

                                            ---------------------------------------------------------------------------
                                            City, State and ZIP Code

                                            ---------------------------------------------------------------------------
                                            List account number(s) here (optional)

-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature                                        Date
          ----------------------------                -------------------------